Financial Risk Management	12 Months Ended
Dec. 31, 2018
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial Risk Management
Financial Risk Management

Overview
The primary goals of the company's financial risk management are to ensure that the outcomes of activities involving elements of risk are consistent with the company's objectives and risk tolerance, while maintaining an appropriate balance between risk and reward and protecting the company's consolidated balance sheet from events that have the potential to materially impair its financial strength. The company's exposure to potential loss from its insurance and reinsurance operations and investment activities primarily relates to underwriting risk, credit risk, liquidity risk and various market risks. Balancing risk and reward is achieved through identifying risk appropriately, aligning risk tolerances with business strategy, diversifying risk, pricing appropriately for risk, mitigating risk through preventive controls and transferring risk to third parties. There were no significant changes in the types of the company's risk exposures or the processes used by the company for managing those risk exposures at December 31, 2018 compared to those identified at December 31, 2017, except as discussed below.

Financial risk management objectives are achieved through a two tiered system, with detailed risk management processes and procedures at the company's primary operating subsidiaries and its investment management subsidiary combined with the analysis of the company-wide aggregation and accumulation of risks at the holding company. In addition, although the company and its operating subsidiaries each have an officer with designated responsibility for risk management, the company regards each Chief Executive Officer as the chief risk officer of his or her company; each Chief Executive Officer is the individual ultimately responsible for risk management for his or her company and its subsidiaries.
The company's Chief Operating Officer reports on risk considerations to the company's Executive Committee and provides a quarterly report on key risk exposures to the company's Board of Directors. The Executive Committee, in consultation with the Chief Operating Officer, approves certain policies for overall risk management, as well as policies addressing specific areas such as investments, underwriting, catastrophe risk and reinsurance. The company's Investment Committee approves policies for the management of market risk (including currency risk, interest rate risk and other price risk) and the use of derivative and non-derivative financial instruments, and monitors to ensure compliance with relevant regulatory guidelines and requirements. A discussion of the risks of the business (the risk factors and the management of those risks) is an agenda item for every regularly scheduled meeting of the Board of Directors.
Underwriting Risk
Underwriting risk is the risk that the total cost of claims, claims adjustment expenses, commissions and premium acquisition costs will exceed premiums received and can arise as a result of numerous factors, including pricing risk, reserving risk and catastrophe risk. There were no significant changes to the company's exposure to underwriting risk or the framework used to monitor, evaluate and manage underwriting risk at December 31, 2018 compared to December 31, 2017.
Principal lines of business
The company's principal lines of business and the significant insurance risks inherent therein are as follows:

•
Property, which insures against losses to property from (among other things) fire, explosion, natural perils (for example earthquake, windstorm and flood), terrorism and engineering problems (for example, boiler explosion, machinery breakdown and construction defects). Specific types of property risks underwritten by the company include automobile, commercial and personal property and crop;

•
Casualty, which insures against accidents (including workers' compensation and automobile) and also includes employers' liability, accident and health, medical malpractice, professional liability and umbrella coverage;

•	Specialty, which insures against marine, aerospace and surety risk, and other miscellaneous risks and liabilities that are not identified above; and

•	Reinsurance which includes, but is not limited to, property, casualty and liability exposures.
An analysis of net premiums earned by line of business is included in note 25.
The table below shows the company's concentration of insurance risk by region and line of business based on gross premiums written prior to giving effect to ceded reinsurance premiums. The company's exposure to general insurance risk varies by geographic region and may change over time. Premiums ceded to reinsurers (including retrocessions) in 2018 by line of business amounted to $1,267.2 for property (2017 - $992.3), $1,443.4 for casualty (2017 - $916.3) and $386.7 for specialty (2017 - $315.4).

	Canada		United States		Asia(1)		International(2)		Total
For the years ended December 31	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
Property	732.6	646.8	2,704.3	1,878.6	634.5	586.5	1,495.8	995.7	5,567.2	4,107.6
Casualty	695.4	602.6	6,082.3	4,899.4	384.5	400.8	1,210.8	805.0	8,373.0	6,707.8
Specialty	164.6	143.4	619.8	548.8	215.3	275.1	588.4	424.8	1,588.1	1,392.1
Total	1,592.6	1,392.8	9,406.4	7,326.8	1,234.3	1,262.4	3,295.0	2,225.5	15,528.3	12,207.5

Insurance	1,492.5	1,295.3	7,439.7	5,855.4	692.4	684.9	2,270.4	1,494.3	11,895.0	9,329.9
Reinsurance	100.1	97.5	1,966.7	1,471.4	541.9	577.5	1,024.6	731.2	3,633.3	2,877.6
	1,592.6	1,392.8	9,406.4	7,326.8	1,234.3	1,262.4	3,295.0	2,225.5	15,528.3	12,207.5

(1)	The Asia geographic segment comprises countries located throughout Asia, including China, India, Sri Lanka, Malaysia, Singapore, Indonesia and Thailand, and the Middle East.

(2)	The International geographic segment comprises Australia and countries located in Africa, Europe and South America.

Pricing risk
Pricing risk arises because actual claims experience can differ adversely from the assumptions used in pricing calculations. Historically the underwriting results of the property and casualty industry have fluctuated significantly due to the cyclicality of the insurance market. Market cycles are affected by the frequency and severity of losses, levels of capacity and demand, general economic conditions and competition on rates and terms of coverage. The operating companies focus on profitable underwriting using a combination of experienced underwriting and actuarial staff, pricing models and price adequacy monitoring tools.
Reserving risk
Reserving risk arises because actual claims experience can differ adversely from the assumptions used in setting reserves, in large part due to the length of time between the occurrence of a loss, the reporting of the loss to the insurer and the ultimate resolution of the claim. The degree of uncertainty will vary by line of business according to the characteristics of the insured risks and the cost of a claim will be determined by the actual loss suffered by the policyholder. Claims provisions reflect expectations of the ultimate cost of resolution and administration of claims based on an assessment of facts and circumstances then known, a review of historical settlement patterns, estimates of trends in claims severity and frequency, legal theories of liability and other factors.
The time required to learn of and settle claims is often referred to as the “tail” and is an important consideration in establishing the company's reserves. Short-tail claims are those for which losses are normally reported soon after the incident and are generally settled within months following the reported incident. This would include, for example, most property, automobile and marine and aerospace damage. Long-tail claims are considered by the company to be those that often take three years or more to develop and settle, such as asbestos, environmental pollution, workers' compensation and product liability. Information concerning the loss event and ultimate cost of a long-tail claim may not be readily available, making the reserving analysis of long-tail lines of business more difficult and subject to greater uncertainties than for short-tail lines of business. In the extreme cases of long-tail claims like those involving asbestos and environmental pollution, it may take upwards of 40 years to settle. The company employs specialized techniques to determine such provisions using the extensive knowledge of both internal and external asbestos and environmental pollution experts and legal advisors.
The establishment of provisions for losses and loss adjustment expenses is an inherently uncertain process that can be affected by internal factors such as the inherent risk in estimating loss development patterns based on historical data that may not be representative of future loss payment patterns; assumptions built on industry loss ratios or industry benchmark development patterns that may not reflect actual experience; and the intrinsic risk as to the homogeneity of the underlying data used in carrying out the reserve analyses; and external factors such as trends relating to jury awards; economic inflation; medical inflation; worldwide economic conditions; tort reforms; court interpretations of coverage; the regulatory environment; underlying policy pricing; claims handling procedures; inclusion of exposures not contemplated at the time of policy inception; and significant changes in severity or frequency of losses relative to historical trends. Due to the amount of time between the occurrence of a loss, the actual reporting of the loss and the ultimate payment for the loss, provisions may ultimately develop differently from the actuarial assumptions made when initially estimating the provision for claims.
The company has exposures to risks in each line of business that may develop adversely and that could have a material impact upon the company's financial position. The insurance risk diversity within the company's portfolio of issued policies makes it difficult to predict whether material prior year reserve development will occur and, if it does occur, the location and the timing of such an occurrence.
Catastrophe risk
Catastrophe risk arises because property and casualty insurance companies may be exposed to large losses arising from man-made or natural catastrophes that could result in significant underwriting losses. As the company does not establish reserves for catastrophes in advance of the occurrence of such events, these events may cause volatility in the levels of incurred losses and reserves, subject to the effects of reinsurance recoveries. This volatility may also be contingent upon political and legal developments after the occurrence of the event. The company evaluates potential catastrophic events and assesses the probability of occurrence and magnitude of these events predominantly through probable maximum loss ("PML") modeling techniques and through the aggregation of limits exposed. A wide range of events are simulated using the company's proprietary and commercial models, including single large events and multiple events spanning the numerous geographic regions in which the company operates.
Each operating company has developed and applies strict underwriting guidelines for the amount of catastrophe exposure it may assume as a standalone entity for any one risk and location, and those guidelines are regularly monitored and updated. Operating companies also manage catastrophe exposure by diversifying risk across geographic regions, catastrophe types and other lines of business, factoring in levels of reinsurance protection, adjusting the amount of business written based on capital levels and adhering to risk tolerances. The company's head office aggregates catastrophe exposure company-wide and continually monitors the group's exposure. Independent exposure limits for each entity in the group are aggregated to produce an exposure limit for the group as there is presently no model capable of simultaneously projecting the magnitude and probability of loss in all geographic regions in which the company operates. Currently the company's objective is to limit its company-wide catastrophe loss exposure such that one year's aggregate pre-tax net catastrophe losses would not exceed one year's normalized net earnings before income taxes. The company takes a long term view and generally considers a 15% return on common shareholders' equity, adjusted to a pre-tax basis, to be representative of one year's normalized net earnings. The modeled probability of aggregate catastrophe losses in any one year exceeding this amount is generally more than once in every 250 years.
Management of underwriting risk
To manage exposure to underwriting risk, and the pricing, reserving and catastrophe risks contained therein, operating companies have established limits for underwriting authority and requirements for specific approvals of transactions involving new products or transactions involving existing products which exceed certain limits of size or complexity. The company's objective of operating with a prudent and stable underwriting philosophy with sound reserving is also achieved through establishment of goals, delegation of authorities, financial monitoring, underwriting reviews and remedial actions to facilitate continuous improvement. The company's provision for claims is reviewed separately by, and must be acceptable to, internal actuaries at each operating company, the company's Chief Actuary and one or more independent actuaries. The company also purchases reinsurance protection for risks assumed when it is considered prudent and cost effective to do so, at the operating companies for specific exposures and, if needed, at the holding company for aggregate exposures. Steps are taken to actively reduce the volume of insurance and reinsurance underwritten on particular types of risks when the company desires to reduce its direct exposure due to inadequate pricing.
As part of its overall risk management strategy, the company cedes insurance risk through proportional, non-proportional and facultative reinsurance treaties. With proportional reinsurance, the reinsurer shares a pro rata portion of the company's losses and premium, whereas with non-proportional reinsurance, the reinsurer assumes payment of the company's loss above a specified retention, subject to a limit. Facultative reinsurance is the reinsurance of individual risks as agreed by the company and the reinsurer. The company follows a policy of underwriting and reinsuring contracts of insurance and reinsurance which, depending on the type of contract, generally limits the liability of an operating company on any policy to a maximum amount on any one loss. Reinsurance decisions are made by operating companies to reduce and spread the risk of loss on insurance and reinsurance written, to limit multiple claims arising from a single occurrence and to protect capital resources. The amount of reinsurance purchased can vary among operating companies depending on the lines of business written, their respective capital resources and prevailing or expected market conditions. Reinsurance is generally placed on an excess of loss basis and written in several layers, the purpose of which is to limit the amount of one risk to a maximum amount acceptable to the company and to protect from losses on multiple risks arising from a single occurrence. This type of reinsurance includes what is generally referred to as catastrophe reinsurance. The company's reinsurance does not, however, relieve the company of its primary obligation to the policyholder.
The majority of reinsurance contracts purchased by the company provide coverage for a one year term and are negotiated annually. The ability of the company to obtain reinsurance on terms and prices consistent with historical results reflects, among other factors, recent loss experience of the company and of the industry in general. Notwithstanding the significant current period catastrophe losses suffered by the industry in 2017 and 2018, capital adequacy within the reinsurance market remains strong and alternative forms of reinsurance capacity continue to be available. As a result, reinsurance pricing of loss affected business has increased modestly while non-loss affected property has increased to a lesser extent. The company remains opportunistic in its use of reinsurance, balancing capital requirements and the cost of reinsurance.
Credit Risk
Credit risk is the risk of loss resulting from the failure of a counterparty to honour its financial obligations to the company. Credit risk arises predominantly with respect to cash and short term investments, investments in debt instruments, insurance contract receivables, recoverable from reinsurers and receivable from counterparties to derivative contracts (primarily total return swaps and CPI-linked derivatives). There were no significant changes to the company's exposure to credit risk (except as set out in the discussion which follows) or the framework used to monitor, evaluate and manage credit risk at December 31, 2018 compared to December 31, 2017.
The company's gross credit risk exposure at December 31, 2018 (without consideration of amounts held by the company as collateral) was comprised as follows:

	December 31, 2018	December 31, 2017
Cash and short term investments	7,361.3	19,198.8
Investments in debt instruments:
U.S. sovereign government(1)	10,464.0	1,779.3
Other sovereign government rated AA/Aa or higher(1)(2)	1,368.1	615.4
All other sovereign government(3)	1,189.9	1,268.4
Canadian provincials	51.9	93.8
U.S. states and municipalities	363.2	2,452.1
Corporate and other	7,124.4	4,081.8
Receivable from counterparties to derivative contracts	168.2	126.7
Insurance contract receivables	5,110.7	4,686.9
Recoverable from reinsurers	8,400.9	7,812.5
Other assets	1,159.6	1,708.9
Total gross credit risk exposure	42,762.2	43,824.6

(1)	Representing together 30.5% of the company's total investment portfolio at December 31, 2018 (December 31, 2017 - 6.1%) and considered by the company to have nominal credit risk.

(2)
Comprised primarily of bonds issued by the governments of Canada, Australia, Germany, and the U.K with fair values at December 31, 2018 of $964.7, $93.6, $49.1 and $33.2 respectively (December 31, 2017 - $84.4, $97.9, $105.3, and $90.9).

(3)
Comprised primarily of bonds issued by the governments of India, Spain and Poland with fair values at December 31, 2018 of $527.5, $210.6 and $127.4 respectively (December 31, 2017 - $734.7, nil and $125.1).

The company had income taxes refundable of $152.3 at December 31, 2018 (December 31, 2017 - $147.0) that are considered to have nominal credit risk and are not included in the table above.
Cash and short term investments
The company's cash and short term investments (including those of the holding company) are held at major financial institutions in the jurisdictions in which the company operates. At December 31, 2018, 79.5% of these balances were held in Canadian and U.S. financial institutions, 13.0% in European financial institutions and 7.5% in other foreign financial institutions (December 31, 2017 - 87.4%, 9.1% and 3.5% respectively). The company monitors risks associated with cash and short term investments by regularly reviewing the financial strength and creditworthiness of these financial institutions and more frequently during periods of economic volatility. From these reviews, the company may transfer balances from financial institutions where it perceives heightened credit risk to others considered to be more stable.
Investments in debt instruments
The company's risk management strategy for debt instruments is to invest primarily in high credit quality issuers and to limit the amount of credit exposure to any one corporate issuer. While the company reviews third party credit ratings, it also carries out its own analysis and does not delegate the credit decision to rating agencies. The company endeavours to limit credit exposure by monitoring fixed income portfolio limits on individual corporate issuers and on credit quality and may, from time to time, initiate positions in certain types of derivatives to further mitigate credit risk exposure.
The composition of the company's investments in debt instruments classified according to the higher of each security's respective S&P and Moody's issuer credit rating is presented in the table that follows:

	December 31, 2018			December 31, 2017
Issuer Credit Rating	Amortized cost	Fair value	%	Amortized cost	Fair value	%
AAA/Aaa	11,931.0	11,920.5	58.1	2,476.3	2,432.0	23.7
AA/Aa	1,107.6	1,115.3	5.4	2,149.5	2,408.8	23.4
A/A	2,214.0	2,184.7	10.6	823.1	819.8	8.0
BBB/Baa	2,583.1	2,641.8	12.8	1,617.1	1,764.8	17.1
BB/Ba	125.0	131.8	0.6	151.1	154.0	1.5
B/B	87.8	79.7	0.4	448.7	447.6	4.3
Lower than B/B	27.6	27.5	0.1	554.1	432.7	4.2
Unrated(1)	2,412.4	2,460.2	12.0	1,594.4	1,831.1	17.8
Total	20,488.5	20,561.5	100.0	9,814.3	10,290.8	100.0

(1)
Comprised primarily of the fair value of the company's investments in Blackberry Limited of $512.4 (December 31, 2017 - $663.6), EXCO Resources, Inc. of $504.6 (previously rated B/B at December 31, 2017 - $402.0), Sanmar Chemicals Group of $392.8 (December 31, 2017 - $333.2), Seaspan Corporation of $242.9 (December 31, 2017 - nil) and Chorus Aviation Inc. of $138.6 (December 31, 2017 - $155.2).

At December 31, 2018, 86.9% (December 31, 2017 - 72.2%) of the fixed income portfolio's carrying value was rated investment grade or better, with 63.5% (December 31, 2017 - 47.1%) rated AA or better (primarily consisting of government obligations). The increase in the fair value of bonds rated AAA/Aaa primarily reflected the reinvestment of cash and short term investments into short-dated U.S. treasury bonds and Canadian government bonds (net purchases of $8,642.2 and $928.6 respectively). The decrease in bonds rated AA/Aa and B/B was primarily due to net sales of U.S. state and municipal bonds (net proceeds of $1,683.9 and $278.2 respectively). The increase in bonds rated A/A and BBB/Baa was primarily due to net purchases of high quality U.S. corporate bonds (net purchases of $1,345.7 and $1,126.3 respectively). The increase in unrated bonds was primarily due to the reclassification of investments in EXCO Resources, Inc. from lower than B/B to unrated and increased investment in unrated private placement corporate bonds.
At December 31, 2018 holdings of bonds in the ten issuers to which the company had the greatest exposure (excluding U.S., Canadian, U.K. and German sovereign government bonds) totaled $3,079.6 (December 31, 2017 - $3,398.7), which represented approximately 7.9% (December 31, 2017 - 8.7%) of the total investment portfolio. Exposure to the largest single issuer of corporate bonds at December 31, 2018 was $512.4 (December 31, 2017 - $663.6), which represented approximately 1.3% (December 31, 2017 - 1.7%) of the total investment portfolio.
The consolidated investment portfolio included U.S. state and municipal bonds of $363.2 ($354.6 tax-exempt, $8.6 taxable) at December 31, 2018 (December 31, 2017 - approximately $2.5 billion), a large portion of which were purchased during 2008 within subsidiary investment portfolios. At December 31, 2018, $79.4 (December 31, 2017 - approximately $1.5 billion) of those U.S. state and municipal bonds are insured by Berkshire Hathaway Assurance Corp. for the payment of interest and principal in the event of issuer default, and are therefore all rated AA or better.
Counterparties to derivative contracts
Counterparty risk arises from the company's derivative contracts primarily in three ways: first, a counterparty may be unable to honour its obligation under a derivative contract and have insufficient collateral pledged in favour of the company to support that obligation; second, collateral deposited by the company to a counterparty as a prerequisite for entering into certain derivative contracts (also known as initial margin) may be at risk should the counterparty face financial difficulty; and third, excess collateral pledged in favour of a counterparty may be at risk should the counterparty face financial difficulty (counterparties may hold excess collateral as a result of the timing of the settlement of the amount of collateral required to be pledged based on the fair value of a derivative contract).
The company endeavours to limit counterparty risk through diligent selection of counterparties to its derivative contracts and through the terms of negotiated agreements. Pursuant to these agreements, counterparties are contractually required to deposit eligible collateral in collateral accounts (subject to certain minimum thresholds) for the benefit of the company based on the daily fair value of the derivative contracts. The company's exposure to risk associated with providing initial margin is mitigated where possible through the use of segregated third party custodian accounts that only permit counterparties to take control of the collateral in the event of default by the company.
Agreements negotiated with counterparties provide for a single net settlement of all financial instruments covered by the agreement in the event of default by the counterparty, thereby permitting obligations owed by the company to a counterparty to be offset against amounts receivable by the company from that counterparty (the “net settlement arrangements”). The following table sets out the company's credit risk related to derivative contract counterparties, assuming all such counterparties are simultaneously in default:

	December 31, 2018	December 31, 2017
Total derivative assets(1)	168.2	126.7
Obligations that may be offset under net settlement arrangements	(83.4)	(38.6)
Fair value of collateral deposited for the benefit of the company(2)	(17.9)	(39.1)
Excess collateral pledged by the company in favour of counterparties	26.1	9.0
Initial margin not held in segregated third party custodian accounts	2.0	8.2
Net derivative counterparty exposure after net settlement and collateral arrangements	95.0	66.2

(1)	Excludes equity warrants, equity warrant forward contracts, equity call options and other derivatives which are not subject to counterparty risk.

(2)	Excludes excess collateral pledged by counterparties of $1.5 at December 31, 2018 (December 31, 2017 - $0.4).

Collateral deposited for the benefit of the company at December 31, 2018 consisted of cash of $1.1 and government securities of $18.3 (December 31, 2017 - $3.6 and $35.9). The company had not exercised its right to sell or repledge collateral at December 31, 2018.
Recoverable from reinsurers
Credit risk on the company's recoverable from reinsurers balance existed at December 31, 2018 to the extent that any reinsurer may be unable or unwilling to reimburse the company under the terms of the relevant reinsurance arrangements. The company is also exposed to the credit risk assumed in fronting arrangements and to potential reinsurance capacity constraints. The company regularly assesses the creditworthiness of reinsurers with whom it transacts business. Internal guidelines generally require reinsurers to have strong A.M. Best ratings and to maintain capital and surplus in excess of $500.0. Where contractually provided for, the company has collateral for outstanding balances in the form of cash, letters of credit, guarantees or assets held in trust accounts. This collateral may be drawn on when amounts remain unpaid beyond contractually specified time periods for each individual reinsurer.
The company’s reinsurance security department conducts ongoing detailed assessments of current and potential reinsurers, performs annual reviews of impaired reinsurers, and provides recommendations for uncollectible reinsurance provisions for the group. This department also collects and maintains individual and group reinsurance exposures across the group. Most of the reinsurance balances for reinsurers rated B++ or lower were inherited by the company on acquisition of a subsidiary. The company’s single largest recoverable from reinsurer (Munich Reinsurance Company) represented 6.7% of shareholders’ equity attributable to shareholders of Fairfax at December 31, 2018 (December 31, 2017 - 6.5%) and is rated A+ by A.M. Best.
The company's gross exposure to credit risk from its reinsurers increased at December 31, 2018 compared to December 31, 2017, primarily reflecting current period catastrophe losses ceded to reinsurers and higher business volumes (principally at Odyssey Group, Allied World and Brit). Changes that occurred in the provision for uncollectible reinsurance during the period are disclosed in note 9.
The following table presents the gross recoverable from reinsurers classified according to the financial strength ratings of the reinsurers. Pools and associations are generally government or similar insurance funds with limited credit risk.

	December 31, 2018			December 31, 2017
A.M. Best Rating (or S&P equivalent)	Gross recoverable from reinsurers	Outstanding balances for which security is held	Net unsecured recoverable from reinsurers	Gross recoverable from reinsurers	Outstanding balances for which security is held	Net unsecured recoverable from reinsurers
A++	369.8	28.9	340.9	429.6	31.9	397.7
A+	4,225.2	264.8	3,960.4	3,878.4	267.2	3,611.2
A	2,255.2	85.5	2,169.7	2,311.9	95.4	2,216.5
A-	247.9	9.6	238.3	245.5	15.1	230.4
B++	32.4	10.5	21.9	22.2	1.2	21.0
B+	1.5	0.3	1.2	3.1	0.8	2.3
B or lower	10.3	1.8	8.5	5.4	3.0	2.4
Not rated	1,139.6	673.4	466.2	948.2	493.8	454.4
Pools and associations	283.8	3.7	280.1	134.6	4.5	130.1
	8,565.7	1,078.5	7,487.2	7,978.9	912.9	7,066.0
Provision for uncollectible reinsurance	(164.8)		(164.8)	(166.4)		(166.4)
Recoverable from reinsurers	8,400.9		7,322.4	7,812.5		6,899.6
Liquidity Risk

Liquidity risk is the potential for loss if the company is unable to meet financial commitments in a timely manner at reasonable cost as they fall due. The company's policy is to ensure that sufficient liquid assets are available to meet financial commitments, including liabilities to policyholders and debt holders, dividends on preferred shares and investment commitments. Cash flow analysis is performed regularly at both the holding company and operating companies to ensure that future cash needs are met or exceeded by cash flows generated by operating companies.
The holding company's known significant commitments for 2019 consist of payment of a $278.0 dividend on common shares ($10.00 per common share, paid in January 2019), interest and corporate overhead expenses, preferred share dividends, income tax payments and potential cash outflows related to derivative contracts.
The company believes that holding company cash and investments, net of holding company short sale and derivative obligations, at December 31, 2018 of $1,550.6 provides adequate liquidity to meet the holding company’s known commitments in 2019. The holding company expects to continue to receive investment management and administration fees from its insurance and reinsurance subsidiaries, investment income on its holdings of cash and investments, and dividends from its insurance and reinsurance subsidiaries. To further augment its liquidity, the holding company can draw upon its $2.0 billion unsecured revolving credit facility (described in note 15).
The liquidity requirements of the insurance and reinsurance subsidiaries principally relate to the liabilities associated with underwriting, operating expenses, the payment of dividends to the holding company, contributions to their subsidiaries, payment of principal and interest on their outstanding debt obligations, income tax payments, investment commitments and certain derivative obligations (described below). Liabilities associated with underwriting include the payment of claims and direct commissions. Historically, the insurance and reinsurance subsidiaries have used cash inflows from operating activities (primarily the collection of premiums and reinsurance commissions) and investment activities (primarily repayments of principal on debt investments, sales of investment securities and investment income) to fund their liquidity requirements. The insurance and reinsurance subsidiaries may also receive cash inflows from financing activities (primarily distributions received from their subsidiaries).
The company's insurance and reinsurance subsidiaries, and the holding company at a consolidated level, focus on the stress that could be placed on liquidity requirements as a result of severe disruption or volatility in the capital markets or extreme catastrophe activity or the combination of both. The insurance and reinsurance subsidiaries maintain investment strategies intended to provide adequate funds to pay claims or withstand disruption or volatility in the capital markets without forced sales of investments. The insurance and reinsurance subsidiaries hold highly liquid, high quality short-term investment securities and other liquid investment grade fixed maturity securities to fund anticipated claim payments, operating expenses and commitments related to investments. At December 31, 2018 portfolio investments net of short sale and derivative obligations was approximately $37.3 billion (December 31, 2017 - $36.9 billion). Portfolio investments include investments that may lack liquidity or are inactively traded, including corporate debentures, preferred stocks, common stocks, limited partnership interests and other invested assets. At December 31, 2018 these asset classes represented approximately 13.3% (December 31, 2017 - 12.3%) of the carrying value of the insurance and reinsurance subsidiaries' portfolio investments. Fairfax India and Fairfax Africa together held investments that may lack liquidity or are inactively traded with a carrying value of $1,406.7 at December 31, 2018 (December 31, 2017 - $1,054.7).
The insurance and reinsurance subsidiaries may experience cash inflows or outflows on occasion related to their derivative contracts, including collateral requirements. During 2018 the insurance and reinsurance subsidiaries paid net cash of $61.8 (2017 - $285.0) in connection with long and short equity and equity index total return swap derivative contracts (excluding the impact of collateral requirements).
The non-insurance companies have principal repayments coming due in 2019 of $1,026.2 primarily related to Fairfax India and Recipe term loans. Borrowings of the non-insurance companies are non-recourse to the holding company and are generally expected to be settled through a combination of refinancing and operating cash flows.
The following tables set out the maturity profile of the company's financial liabilities based on the expected undiscounted cash flows from the balance sheet date to the contractual maturity date or the settlement date:

	December 31, 2018
	Less than 3 months	3 months to 1 year	1 - 3 years	3 - 5 years	More than 5 years	Total
Accounts payable and accrued liabilities(1)	1,712.1	809.6	569.5	103.4	123.2	3,317.8
Funds withheld payable to reinsurers	142.3	417.1	44.5	—	70.4	674.3
Provision for losses and loss adjustment expenses	2,385.8	5,428.5	8,292.1	4,578.1	8,397.2	29,081.7
Borrowings - holding company and insurance and reinsurance companies:
Principal	0.1	8.1	380.2	620.0	3,868.3	4,876.7
Interest	53.5	177.7	451.4	391.4	783.2	1,857.2
Borrowings - non-insurance companies:
Principal	159.5	866.7	356.0	157.9	89.6	1,629.7
Interest	20.1	39.3	43.7	22.1	63.5	188.7
	4,473.4	7,747.0	10,137.4	5,872.9	13,395.4	41,626.1

	December 31, 2017
	Less than 3 months	3 months to 1 year	1 - 3 years	3 - 5 years	More than 5 years	Total
Accounts payable and accrued liabilities(1)	1,518.9	558.4	458.7	215.9	92.1	2,844.0
Funds withheld payable to reinsurers	186.6	553.2	41.9	1.4	67.1	850.2
Provision for losses and loss adjustment expenses	2,108.8	5,344.5	8,272.0	4,557.3	8,328.2	28,610.8
Borrowings - holding company and insurance and reinsurance companies:
Principal	—	149.2	558.3	1,264.9	2,856.4	4,828.8
Interest	28.4	225.1	488.5	355.1	672.9	1,770.0
Borrowings - non-insurance companies:
Principal	47.1	808.8	319.2	291.9	101.1	1,568.1
Interest	17.2	45.0	54.4	26.4	72.7	215.7
	3,907.0	7,684.2	10,193.0	6,712.9	12,190.5	40,687.6

(1)
Excludes pension and post retirement liabilities, ceded deferred premium acquisition costs, deferred gift card, hospitality and other revenue, and accrued interest. Operating lease commitments are described in note 22.

The timing of claims payments is not fixed and represents the company's best estimate. The payment obligations which are due beyond one year in accounts payable and accrued liabilities primarily relate to certain payables to brokers and reinsurers not expected to be settled in the short term. At December 31, 2018 the company had income taxes payable of $80.1 (December 31, 2017 - $95.6).
The following table provides a maturity profile of the company's short sale and derivative obligations based on the expected undiscounted cash flows from the balance sheet date to the contractual maturity date or the settlement date:

	December 31, 2018				December 31, 2017
	Less than 3 months	3 months to 1 year	More than 1 year	Total	Less than 3 months	3 months to 1 year	Total
Equity total return swaps - short positions	13.4	—	—	13.4	12.1	—	12.1
Equity total return swaps - long positions	51.7	—	—	51.7	15.6	—	15.6
Foreign exchange forward contracts	45.7	8.0	—	53.7	58.1	11.6	69.7
U.S. treasury bond forwards	30.4	—	—	30.4	28.8	—	28.8
Other derivative contracts	—	—	0.3	0.3	—	—	—
	141.2	8.0	0.3	149.5	114.6	11.6	126.2
Market Risk

Market risk, comprised of foreign currency risk, interest rate risk and other price risk, is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The company is exposed to market risk principally in its investing activities, and also in its underwriting activities where those activities expose the company to foreign currency risk. The company's investment portfolios are managed with a long term, value-oriented investment philosophy emphasizing downside protection, with policies to limit and monitor individual issuer exposures, and aggregate equity exposure at the subsidiary and consolidated levels. The following is a discussion of the company's primary market risk exposures and how those exposures are managed.

Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Typically, as interest rates rise, the fair value of fixed income investments decline and, conversely, as interest rates decline, the fair value of fixed income investments rise. In each case, the longer the maturity of the financial instrument, the greater the consequence of a change in interest rates. The company's interest rate risk management strategy is to position its fixed income portfolio based on its view of future interest rates and the yield curve, balanced with liquidity requirements. The company may reposition the portfolio in response to changes in the interest rate environment. At December 31, 2018 the company's investment portfolio included fixed income securities with an aggregate fair value of approximately $20.6 billion that is subject to interest rate risk.
The company's exposure to interest rate risk increased during 2018 due to increased bond holdings, primarily reflecting the reinvestment of cash and short term investments into short-dated U.S. treasury bonds, high quality U.S. corporate bonds and Canadian government bonds (net purchases of $8,642.2, $2,960.7 and $928.6 respectively), partially offset by sales of U.S. state and municipal bonds (net proceeds of $2,050.5). To reduce its exposure to interest rate risk (specifically exposure to U.S. state and municipal bonds and long dated U.S. treasury bonds held in its fixed income portfolio), the company held forward contracts to sell long dated U.S. treasury bonds with a notional amount of $471.9 at December 31, 2018 (December 31, 2017 - $1,693.8). There were no significant changes to the company's framework used to monitor, evaluate and manage interest rate risk at December 31, 2018 compared to December 31, 2017.
Movements in the term structure of interest rates affect the level and timing of recognition in earnings of gains and losses on fixed income securities held. Generally, the company's investment income may be reduced during sustained periods of lower interest rates as higher yielding fixed income securities are called, mature, or sold, and the proceeds reinvested at lower interest rates. During periods of rising interest rates, the market value of the company's existing fixed income securities will generally decrease and gains on fixed income securities will likely be reduced. Losses are likely to be incurred following significant increases in interest rates. General economic conditions, political conditions and many other factors can also adversely affect the bond markets and, consequently, the value of fixed income securities held. These risks are monitored by the company's senior portfolio managers and CEO, and taken into consideration when managing the consolidated bond portfolio.
The table below displays the potential impact of changes in interest rates on the company's fixed income portfolio based on parallel 200 basis point shifts up and down, in 100 basis point increments. This analysis was performed on each individual security to determine the hypothetical effect on net earnings.

	December 31, 2018			December 31, 2017
	Fair value of fixed income portfolio	Hypothetical change in net earnings(1)	Hypothetical % change in fair value(1)	Fair value of fixed income portfolio	Hypothetical change in net earnings(1)	Hypothetical % change in fair value(1)
Change in interest rates
200 basis point increase	19,902.5	(541.1)	(3.2)	9,897.4	(306.2)	(3.8)
100 basis point increase	20,227.4	(274.3)	(1.6)	10,090.1	(155.6)	(2.0)
No change	20,561.5	—	—	10,290.8	—	—
100 basis point decrease	20,915.6	290.4	1.7	10,498.6	161.3	2.0
200 basis point decrease	21,282.1	590.6	3.5	10,720.5	332.0	4.2

(1)	Includes the impact of forward contracts to sell long dated U.S. treasury bonds with a notional amount of $471.9 at December 31, 2018 (December 31, 2017 - $1,693.8).

Certain shortcomings are inherent in the method of analysis presented above. Computations of the prospective effects of hypothetical interest rate changes are based on numerous assumptions, including the maintenance of the level and composition of fixed income securities at the indicated date, and should not be relied on as indicative of future results. Actual values may differ from the projections presented should market conditions vary from assumptions used in the calculation of the fair value of individual securities; such variations may include non-parallel shifts in the term structure of interest rates and changes in individual issuer credit spreads.
Market price fluctuations
Market price fluctuation is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk or foreign currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or other factors affecting all similar financial instruments in the market. The company's risk management objective with respect to market price fluctuations places primary emphasis on the preservation of invested capital. There were no significant changes to the company's exposure to equity price risk through its equity and equity-related holdings at December 31, 2018 compared to December 31, 2017.
The company holds significant investments in equity and equity-related instruments. The market value and the liquidity of these investments are volatile and may vary dramatically either up or down in short periods, and their ultimate value will therefore only be known over the long term or on disposition. The following table summarizes the net effect of the company's equity and equity-related holdings (long exposures net of short exposures) on the company's financial position as at December 31, 2018 and 2017 and results of operations for the years then ended. The company considers the fair value of $4,522.4 (December 31, 2017 – $3,846.2) of its non-insurance investments in associates (see note 6) as a component of its equity and equity-related holdings when assessing its net equity exposures.

	December 31, 2018		December 31, 2017		Year ended December 31, 2018	Year ended December 31, 2017
	Exposure/Notional amount	Carrying value	Exposure/Notional amount	Carrying value	Pre-tax earnings (loss)	Pre-tax earnings (loss)
Long equity exposures:
Common stocks(1)	5,148.2	5,148.2	5,578.1	5,578.1	(386.2)	707.8
Preferred stocks – convertible	107.9	107.9	68.1	68.1	2.9	(1.6)
Bonds – convertible	595.6	595.6	833.8	833.8	(171.3)	233.1
Investments in associates(2)(3)	4,522.4	4,309.0	3,846.2	2,945.3	1,028.8	69.8
Derivatives and other invested assets:
Equity total return swaps – long positions	390.3	(46.9)	697.8	2.2	(86.3)	19.6
Equity warrant forward contracts(4)	316.6	38.4	—	—	113.9	—
Equity warrants and call options(4)	79.8	79.8	77.6	77.6	(69.9)	38.3
Total equity and equity related holdings	11,160.8	10,232.0	11,101.6	9,505.1	431.9	1,067.0

Short equity exposures:
Derivatives and other invested assets:
Equity total return swaps – short positions	(414.4)	8.9	(892.5)	(0.3)	(33.9)	(408.7)
Equity index total return swaps – short positions	—	—	(52.6)	0.4	(4.3)	(9.2)
	(414.4)	8.9	(945.1)	0.1	(38.2)	(417.9)

Net equity exposures and financial effects	10,746.4		10,156.5		393.7	649.1

(1)
The company excludes other funds that are invested principally in fixed income securities with a carrying value of $150.3 at December 31, 2018 (December 31, 2017 - $90.9) when measuring its equity and equity-related exposure.

(2)	Excludes the company’s insurance and reinsurance investments in associates which are considered long term strategic holdings. See note 6 for details.

(3)
On March 1, 2018 Thomas Cook India entered into a strategic agreement with the founder of Quess that resulted in Quess becoming an associate of Thomas Cook India whereas it was previously a consolidated subsidiary. Accordingly, the company re-measured the carrying value of Quess to its fair value of $1,109.5, recognized a non-cash gain of $889.9 and commenced applying the equity method of accounting.

(4)	Includes the Seaspan warrants and forward contracts described in note 6.

The table that follows illustrates the potential impact on net earnings of changes in the fair value of the company's equity and equity-related holdings (long exposures net of short exposures) as a result of changes in global equity markets at December 31, 2018 and 2017. The analysis assumes variations of 5% and 10% which the company believes to be reasonably possible based on analysis of the return on various equity indexes and management's knowledge of global equity markets.

	December 31, 2018			December 31, 2017
	Fair value of equity and equity-related holdings	Hypothetical $ change effect on net earnings	Hypothetical % change in fair value	Fair value of equity and equity-related holdings	Hypothetical $ change effect on net earnings	Hypothetical % change in fair value
Change in global equity markets
10% increase	6,807.2	498.3	9.4	6,887.9	479.9	9.2
5% increase	6,510.9	244.9	4.6	6,597.9	239.0	4.6
No change	6,224.0	—	—	6,310.3	—	—
5% decrease	5,929.9	(251.3)	(4.7)	6,023.0	(238.5)	(4.6)
10% decrease	5,645.7	(493.8)	(9.3)	5,738.1	(475.0)	(9.1)

The changes in fair value of non-insurance investments in associates have been excluded from each of the scenarios presented above as any change in the fair value of an investment in associate is generally recognized in the company’s consolidated financial reporting only upon ultimate disposition of the associate.

At December 31, 2018 the company's ten largest holdings within common stocks totaled $2,681.1, which represented 6.9% of the total investment portfolio (December 31, 2017 - $3,138.1, 8.0%). The largest single holding within common stocks at December 31, 2018 was $497.1, which represented 1.3% of the total investment portfolio (December 31, 2017 - $549.0, 1.4%).

Risk of decreasing price levels
The risk of decreases in the general price level of goods and services is the potential for negative impacts on the consolidated balance sheet (including the company's equity and equity-related holdings and fixed income investments in non-sovereign debt) and the consolidated statement of earnings. Among their effects on the economy, decreasing price levels typically result in decreased consumption, restriction of credit, shrinking output and investment and numerous bankruptcies.
The company has purchased derivative contracts referenced to consumer price indexes (“CPI”) in the geographic regions in which it operates to serve as an economic hedge against the potential adverse financial impact on the company of decreasing price levels. At December 31, 2018 these contracts have a remaining weighted average life of 3.6 years (December 31, 2017 - 4.6 years), a notional amount of $114.4 billion (December 31, 2017 - $117.3 billion) and a fair value of $24.9 (December 31, 2017 -$39.6). As the average remaining life of a contract declines, the fair value of the contract (excluding the impact of CPI changes) will generally decline. The company's maximum potential loss on any contract is limited to the original cost of that contract. During 2018 the company recorded net unrealized losses of $6.7 (2017 - $71.0) on its CPI-linked derivative contracts and did not enter into any new contracts.

Foreign currency risk
Foreign currency risk is the risk that the fair value or cash flows of a financial instrument or another asset will fluctuate because of changes in exchange rates and produce an adverse effect on earnings and equity when measured in a company’s functional currency. The company is exposed to foreign currency risk through transactions conducted in currencies other than the U.S. dollar, including net premiums earned and losses on claims, net that are denominated in foreign currencies. Investments in associates and net investments in subsidiaries with functional currencies other than the U.S. dollar also result in exposure to foreign currency risk. The company’s exposure to foreign currency risk was not significantly different at December 31, 2018 compared to December 31, 2017.

The company’s foreign currency risk management objective is to mitigate the impact of foreign currency exchange rate fluctuations on total equity, notwithstanding the company’s exposure to the Indian rupee from its investment in Fairfax India. The company monitors its invested assets for exposure to foreign currency risk and limits such exposure as deemed necessary. At the consolidated level the company accumulates and matches all significant asset and liability foreign currency exposures to identify net unmatched positions, whether long or short. To mitigate exposure to an unmatched position, the company may: enter into long and short foreign currency forward contracts (primarily denominated in the euro, the British pound sterling and the Canadian dollar) to manage exposure on foreign currency denominated transactions; identify or incur foreign currency denominated liabilities to manage exposure to investments in associates and net investments in subsidiaries with functional currencies other than the U.S. dollar; and, purchase investments denominated in the same currency as foreign currency exposed liabilities. Despite such efforts, the company may experience gains or losses resulting from foreign currency fluctuations, which may favourably or adversely affect operating results.

At December 31, 2018 the company has designated the carrying value of Cdn$2,691.5 principal amount of its Canadian dollar denominated unsecured senior notes with a fair value of $2,028.4 (December 31, 2017 - principal amount of Cdn$2,212.9 with a fair value of $1,868.6) as a hedge of a portion of its net investment in Canadian subsidiaries. During 2018 the company recognized pre-tax gains of $166.3 (2017 - pre-tax losses of $106.3) related to exchange rate movements on the unsecured senior notes in gains (losses) on hedge of net investment in Canadian subsidiaries in the consolidated statement of comprehensive income.
At December 31, 2018 the company has designated the carrying value of €750.0 principal amount of its euro denominated unsecured senior notes with a fair value of $854.5 (December 31, 2017 - principal amount of nil with a fair value of nil) as a hedge of its net investment in European operations with a euro functional currency. During 2018 the company recognized pre-tax gains of $57.1 (2017 - nil) related to exchange rate movements on the unsecured senior notes in gains on hedge of net investment in European operations in the consolidated statement of comprehensive income.
The pre-tax foreign exchange effect on certain line items in the company's consolidated financial statements for the years ended December 31 follows:

	2018	2017
Net gains (losses) on investments:
Investing activities	(171.3)	88.8
Underwriting activities	31.6	(74.9)
Foreign currency forward contracts	7.9	(11.1)
Foreign currency net gains (losses) included in pre-tax earnings (loss)	(131.8)	2.8

Foreign currency net losses on investing activities during 2018 primarily reflected strengthening of the U.S. dollar relative to the Indian rupee and the euro. Foreign currency net gains on investing activities during 2017 primarily reflected strengthening of the euro, Canadian dollar and British pound sterling relative to the U.S. dollar.
The table below shows the approximate effect of a 10% appreciation of the U.S. dollar against each of the Canadian dollar, euro, British pound sterling, Indian rupee and all other currencies, respectively, on pre-tax earnings (loss), net earnings (loss), pre-tax other comprehensive income (loss) and other comprehensive income (loss). Certain shortcomings are inherent in the method of analysis presented, including the assumption that the 10% appreciation of the U.S. dollar occurred at December 31, 2018 with all other variables held constant.

	Canadian dollar		Euro		British pound sterling		Indian rupee		All other currencies		Total
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
Pre-tax earnings (loss)	0.1	65.1	37.8	12.5	15.6	11.5	(105.8)	(129.5)	(96.9)	(111.8)	(149.2)	(152.2)
Net earnings (loss)	(1.3)	48.7	31.8	10.0	12.6	10.9	(95.0)	(114.6)	(74.3)	(91.1)	(126.2)	(136.1)
Pre-tax other comprehensive income (loss)	(130.5)	(150.5)	(13.8)	(121.6)	(98.5)	(67.2)	(308.7)	(257.1)	(99.5)	(108.5)	(651.0)	(704.9)
Other comprehensive income (loss)	(128.2)	(147.7)	(4.9)	(109.2)	(98.1)	(66.8)	(305.7)	(253.7)	(93.4)	(101.6)	(630.3)	(679.0)

The hypothetical impact in 2018 of the foreign currency movements on pre-tax earnings (loss) in the table above principally related to the following:
Canadian dollar:  Foreign currency forward contracts used as economic hedges of operational exposure at Odyssey Group (including Odyssey Group's net investment in its Canadian branch where the net assets are translated through other comprehensive income) and portfolio investments at Allied World. The exposure decreased during 2018 as the carrying value of certain Canadian dollar denominated senior notes was included as part of the hedge of net investment in Canadian subsidiaries.
Euro: Foreign currency forward contracts at Odyssey Group, Allied World and Crum & Forster used as economic hedges of euro denominated operational exposure and portfolio investments, and certain net liabilities at Allied World and Run-off (principally provision for losses and loss adjustment expenses, partially offset by portfolio investments).
British pound sterling: Net liabilities at Brit and Allied World, partially offset by net assets at Run-off (principally related to portfolio investments and operational exposure).
Indian rupee:  Portfolio investments held broadly across the company.
All other currencies: U.S. dollar denominated portfolio investments held in entities where the functional currency is other than the U.S. dollar (primarily at Odyssey Group’s Paris branch and Newline syndicate), foreign currency forward contracts used as economic hedges of operational exposure at Odyssey Group and certain net assets of Allied World, partially offset by certain net liabilities at Fairfax India (primarily U.S. dollar borrowings).
The hypothetical impact in 2018 of the foreign currency movements on pre-tax other comprehensive income (loss) in the table above principally related to the translation of the company's non-U.S. dollar net investments in subsidiaries and investments in associates as follows:
Canadian dollar: Net investments in Northbridge and Canadian subsidiaries within the Other reporting segment, partially offset by the impact of the hedge of net investment in Canadian subsidiaries.
Euro: Net investments in Grivalia Properties and investments in associates (primarily Eurolife, Astarta and certain KWF LPs), partially offset by net liabilities in Odyssey Group's Paris branch and the impact of the hedge of net investment in European operations implemented during 2018.
British pound sterling: Net investments in RiverStone (UK) at European Run-off and Odyssey Group's Newline syndicate. RiverStone (UK) changed its functional currency from the U.S. dollar to the British pound sterling during 2018 after the RiverStone (UK) acquisition transactions.
Indian rupee:  Net investments in Fairfax India and Thomas Cook India.
All other currencies: Net investments in Fairfax Latin America (Argentine peso, Chilean peso, Colombian peso, Uruguayan peso, Brazilian real), Bryte Insurance (South African rand), Polish Re (Polish zloty), AMAG Insurance (Indonesian rupiah), Fairfirst Insurance (Sri Lankan rupee), Pacific Insurance (Malaysian ringgit), Fairfax Central and Eastern Europe (Bulgarian lev, Czech koruna, Hungarian florint, Romanian leu and Ukrainian hryvnia) and investments in associates (primarily Kuwaiti dinar at Gulf Insurance, South African rand at AFGRI and Vietnamese dong at BIC Insurance).
Capital Management
The company's capital management framework is designed to protect, in the following order, its policyholders, its bondholders and its preferred shareholders and then finally to optimize returns to common shareholders. Effective capital management includes measures designed to maintain capital above minimum regulatory levels, above levels required to satisfy issuer credit ratings and financial strength ratings requirements, and above internally determined and calculated risk management levels. Total capital at December 31, 2018, comprising total debt, shareholders' equity attributable to shareholders of Fairfax and non-controlling interests, was $23,845.6 compared to $24,826.1 at December 31, 2017. The company manages its capital based on the following financial measurements and ratios to provide an indication of the company's ability to issue and service debt without impacting the operating companies or their portfolio investments:

	Consolidated		Excluding consolidated non-insurance companies
	December 31, 2018	December 31, 2017	December 31, 2018		December 31, 2017
Holding company cash and investments (net of short sale and derivative obligations)	1,550.6	2,356.9	1,550.6		2,356.9

Borrowings – holding company	3,859.5	3,475.1	3,859.5		3,475.1
Borrowings – insurance and reinsurance companies	995.7	1,373.0	995.7		1,373.0
Borrowings – non-insurance companies	1,625.2	1,566.0	—		—
Total debt	6,480.4	6,414.1	4,855.2		4,848.1
Net debt(1)	4,929.8	4,057.2	3,304.6		2,491.2

Common shareholders’ equity	11,779.3	12,475.6	11,779.3		12,475.6
Preferred stock	1,335.5	1,335.5	1,335.5		1,335.5
Non-controlling interests	4,250.4	4,600.9	1,437.1		1,725.9
Total equity	17,365.2	18,412.0	14,551.9		15,537.0

Net debt/total equity	28.4%	22.0%	22.7%		16.0%
Net debt/net total capital(2)	22.1%	18.1%	18.5%		13.8%
Total debt/total capital(3)	27.2%	25.8%	25.0%		23.8%
Interest coverage(4)	3.5x	7.1x	3.2x	(6)	8.0x	(6)
Interest and preferred share dividend distribution coverage(5)	3.0x	6.0x	2.6x	(6)	6.5x	(6)

(1)	Net debt is calculated by the company as total debt less holding company cash and investments (net of short sale and derivative obligations).

(2)	Net total capital is calculated by the company as the sum of total equity and net debt.

(3)	Total capital is calculated by the company as the sum of total equity and total debt.

(4)	Interest coverage is calculated by the company as the sum of earnings (loss) before income taxes and interest expense divided by interest expense.

(5)
Interest and preferred share dividend distribution coverage is calculated by the company as the sum of earnings (loss) before income taxes and interest expense divided by interest expense and preferred share dividend distributions adjusted to a pre-tax equivalent at the company’s Canadian statutory income tax rate.

(6)
Excludes earnings (loss) before income taxes, and interest expense, of consolidated non-insurance companies. The ratios for the year ended December 31, 2018 include the non-cash gain of $889.9 from the deconsolidation of Quess (note 23).

The company has used substantially all of the net proceeds from its offerings of unsecured senior notes on December 4, 2017 (Cdn$650.0 principal amount), March 29, 2018 (€600.0 principal amount), April 17, 2018 ($600.0 principal amount) and May 18, 2018 (€150.0 principal amount) to retire long term debt, such that its next significant debt maturity is not until 2021.

The company's capital management objectives include maintaining sufficient liquid resources at the holding company to be able to pay interest on debt, dividends to preferred shareholders and all other holding company obligations. Accordingly, the company monitors its interest and preferred share dividend distribution coverage ratio calculated as described in footnote 5 of the table above.

In the United States, the National Association of Insurance Commissioners ("NAIC") applies a model law and risk-based capital ("RBC") formula designed to help regulators identify property and casualty insurers that may be inadequately capitalized. Under the NAIC's requirements, an insurer must maintain total capital and surplus above a calculated threshold or face varying levels of regulatory action. The threshold is based on a formula that attempts to quantify the risk of a company's insurance, investment and other business activities. At December 31, 2018 Odyssey Group, Crum & Forster, Zenith National, Allied World and U.S. Run-off subsidiaries had capital and surplus that met or exceeded the regulatory minimum requirement of two times the authorized control level.

In Bermuda, the Bermuda Insurance Act 1978 imposes solvency and liquidity standards on Bermuda insurers and reinsurers. There is a requirement to hold available statutory economic capital and surplus equal to or in excess of an enhanced capital and target capital level as determined by the Bermuda Monetary Authority under the Bermuda Solvency Capital Requirement model. The target capital level is measured as 120% of the enhanced capital requirements. At December 31, 2018 Allied World's subsidiary was in compliance with Bermuda's regulatory requirements.

In Canada, property and casualty companies are regulated by the Office of the Superintendent of Financial Institutions on the basis of a minimum supervisory target of 150% of a minimum capital test ("MCT") formula. At December 31, 2018 Northbridge's subsidiaries had a weighted average MCT ratio in excess of the 150% minimum supervisory target.

The Lloyd's market is subject to the solvency and capital adequacy requirements of the Prudential Regulatory Authority in the U.K. The capital requirements of Brit are based on the output of an internal model which reflects the risk profile of the business. At December 31, 2018 Brit’s available capital was in excess of its management capital requirements (capital required for business strategy and regulatory requirements).

In countries other than the U.S., Canada, the U.K. and Bermuda where the company operates, the company met or exceeded the applicable regulatory capital requirements at December 31, 2018.